UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 1, 2012

ONLINE INTERNET NETWORK, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54607	27-3195252
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8589 Aero Drive, Suite 200 San Diego, CA	92123
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 858-634-6600

Copies of Communications to:
Stoecklein Law Group, LLP
Columbia Center
401 West A Street
Suite 1150
San Diego, CA 92101
(619) 704-1310
Fax (619) 704-0556

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report contains “forward-looking statements”.  All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws, including, but not limited to, any projections of earnings, revenue or other financial items; any statements of the plans, strategies and objections of management for future operations; any statements concerning proposed new services or developments; any statements regarding future economic conditions or performance; any statements or belief; and any statements of assumptions underlying any of the foregoing.

Forward-looking statements in this report reflect the good faith judgment of our management and the statements are based on facts and factors as we currently know them. Forward-looking statements are subject to risks and uncertainties and actual results and outcomes may differ materially from the results and outcomes discussed in the forward-looking statements. Factors that could cause or contribute to such differences in results and outcomes include, but are not limited to, those discussed below and in "Management's Discussion and Analysis of Financial Condition and Results of Operations" as well as those discussed elsewhere in this report. Readers are urged not to place undue reliance on these forward-looking statements which speak only as of the date of this report. We undertake no obligation to revise or update any forward looking statements in order to reflect any event or circumstance that may arise after the date of this report. You should, however, consult further disclosures we make in future filings of our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

As used in this current report and unless otherwise indicated, the terms “we”, “us”, “our”, the “Company” and “ONIN” refer to Online Internet Network, Inc.

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

     On October 1, 2012, the Company entered into Master License and Services Agreement (the “Agreement”) with Infogroup, Inc., a Delaware corporation (“Infogroup”). Pursuant to the Agreement, the Company agreed to pay Infogroup a sum of $20,000 within 30 days, in exchange for data collection services aimed at generating 2,000 leads for potential clients. The term of the Agreement is a 30 day test period, or until Infogroup completes the calling on behalf of the Company. A copy of the Agreement is filed as Exhibit 10.1 to this Current Report and is incorporated by reference in its entirety.

Section 5 – Corporate Governance and Management

Item 5.06 Change in Shell Company Status

     As a result of a change in business plan and new management, on May 24, 2012, the Company changed its name from Sport Tech Enterprises, Inc. to Online Internet Network, Inc. The Company has since worked on developing and implementing that plan to market and successfully obtain clients. On October 3, 2012, the Company issued a press release announcing the first, $1,395.00 received from its operations and its first monthly clients.

As such, management has determined that, as of the date of this Current Report, given the current level of our operations, the Company is no longer a shell corporation as that term is defined in Rule 405 of the Securities Act and Rule 12b-2 of the Exchange Act. Therefore, the Company is filing this report to disclose such information as would be required if the registrant were filing a general form for registration of securities on Form 10.
Form 10 Disclosure

ITEM 1.                      BUSINESS

WHERE YOU CAN FIND ADDITIONAL INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy our reports or other filings made with the SEC at the SEC’s Public Reference Room, located at 100 F Street, N.E., Washington, DC 20549. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-800- SEC-0330. You can also access these reports and other filings electronically on the SEC’s web site, www.sec.gov.

Background

Online Internet Network, (the “Company was incorporated in the State of Nevada in July of 2010 as Sport Tech Enterprises, Inc. On May 24, 2012, the Company changed its name from Sport Tech Enterprises, Inc. to Online Internet Network, Inc.

On June 7, 2012, the company agreed to conduct a spin-off (the “Spin-Off’) of the Company, and SquareRoot. Prior to the Spin-Off, SquareRoot was a wholly-owned subsidiary of the Company. In connection with the Spin-Off, the Company entered into the following Agreements (collectively, the “Spin-Off Agreements”):

a)
A Separation and Distribution Agreement that sets forth the arrangements among the Company and SquareRoot regarding the principal transactions to separation, and that governs the relationship of the Company and SquareRoot after the Spin-Off.

b)	A Trademark License and Royalty Agreement that sets forth the arrangements among the Company and SquareRoot to assign the SquareRoot trademark to SquareRoot.

The above agreements were filed as Exhibits 2.1 and 2.2 to the Form 8-K filed June 19, 2012. The shares to be spun-off have not been distributed.

The company effectuated a symbol change effective June 19, 2012. The Company’s new trading symbol on the OTC Quotation Board is “ONIN.”

The Business of the Company

Mission Statement: We are dedicated to building what consumers want from every business, for every business – “The Future is Now”

Online Communications is at the dawn of a new era. Digital and traditional media is transforming the way information is produced and shared. Online Internet Network is a service that works on behalf of local and national business, searching the web to find search engine results, sponsored listings, user reviews, ratings, blogs, posts & mentions to provide a cost effective, comprehensive report showcasing the presence and reputation of the business. Based on the results and correlating score associated with the business, we take action to create, improve, and fix online business listings with a proactive approach and emphasis on reviews associated with each business. Our monthly reporting tool allows each business to track the improvement in their business listings and monitor all reviews, mentions, and ratings in one, easy to use platform. With our solution based reputation management feature, each business is provided with in-house QR coded review cards making review and rating feedback user friendly for each and every one of their customers.

1.	Objectives:

a.	To always provide a low-cost value added service to every service based business globally.

b.	Increase profits for end-user within a “3 month timeframe”

c.	Solidify the white-label version to provide to large affiliates

d.	Establish mobile-search partnerships with all GPS and Navigation systems

2.	Keys to Success

a.	Communicating the Importance of Review Responses for each customer

b.	Following trends in Rating Systems

c.	Generating Social Media Content

3.	Risks

a.	Will the Best Business Practices for every business category be utilized?

b.	Will there be Global demand for all services Online Internet Network provides?

c.	Will reviews and ratings always determine potential customer decision process?

Market Opportunity

Online Internet Network understands the need to stay ahead of the curve in technology, but never loses sight of the current market and its trending in local search. We strive to provide up to date solution based, relevant, verified listing management and platform based network reputation management. We continue to envision the need for proprietary linking analytic technology, allowing our growth to potentially expand well beyond the US and Canada. With over 16 billion local searches performed each year and over 60 million navigation devices in the US alone, we feel the upward trend has just begun.

ITEM 1A                       RISK FACTORS

The risk factors listed in our 2011 Form 10-K on pages 6 to 12, filed with the Securities Exchange Commission on July 3, 2012, are hereby incorporated by reference.

ITEM 2                      FINANCIAL INFORMATION

The Management’s Discussion and Analysis of Financial Condition and Results of Operations sections along with the Financial Statements and Notes to Financial Statements from the following filings are hereby incorporated by reference:

•	Annual Report on Form 10K/A, filed July 16, 2012; and

•	Quarterly Report on Form 10Q/A filed on August 23, 2012.

ITEM 3                      PROPERTIES

Pursuant to our sublease dated September 25, 2012, we maintain an office at 8589 Aero Drive, Suite 200, San Diego, CA 92123. We currently pay $4,750 per month in rent in exchange for approximately 5,000 square feet of office space. We do not believe that we will need to obtain additional office space at any time in the foreseeable future, at least for the term of the sublease which is approximately 12 months, or until our business plan is more fully implemented.

ITEM 4                       SECURITY OWNERSHIP OF OWNERS AND MANAGEMENT

     The following table sets forth information, to the best of our knowledge, about the beneficial ownership of our common stock on September 30, 2012 relating to the beneficial ownership of our common stock by those persons known to beneficially own more than 5% of our capital stock and by our directors and executive officers.  The percentage of beneficial ownership before the offering for the following table is based on 15,678,840 (post-split) shares of common stock outstanding.

Security Ownership of Management

Title of Class	Name of Beneficial Owner(1)	Amount of Beneficial Ownership	Percent of Class(2)
Common	Jeanette Lucas	0	0%
Common	Brynn T. Gibbs	0	0%
Common	Andrew Widme	7,200,000	46%
	All Beneficial Owners as a Group	7,200,000	46%
(1)
As used in this table, “beneficial ownership” means the sole or united power to vote, or to direct the voting of, a security, or the sole or united investment power with respect to a security (i.e., the power to dispose of, or to direct the disposition of, a security). Each Party’s address is in care of the Company at 8985 Aero Drive, Suite 200, San Diego, CA 92101.

(2)	Figures are rounded to the nearest tenth of a percent.

Security Ownership of Certain Beneficial Owners

Title of Class	Name of Beneficial Owner(1)	Amount of Beneficial Ownership	Percent of Class(2)
Common	Andrew Widme	7,200,000	46%
Common	Mary J. Stoecklein	2,400,000	15%
	All Beneficial Owners as a Group	9,600,000	61%
(1)
As used in this table, “beneficial ownership” means the sole or united power to vote, or to direct the voting of, a security, or the sole or united investment power with respect to a security (i.e., the power to dispose of, or to direct the disposition of, a security). Each Party’s address is in care of the Company at 8985 Aero Drive, Suite 200, San Diego, CA 92101.

(2)	Figures are rounded to the nearest tenth of a percent.

*The information used for the table of Security Ownership of Certain Beneficial Owners is based on the information reported on the beneficial owners’ Schedule 13D filings.

“Beneficial ownership” means the sole or shared power to vote or to direct the voting of, a security, or the sole or shared investment power with respect to a security (i.e., the power to dispose of or to direct the disposition of, a security). In addition, for purposes of this table, a person is deemed, as of any date, to have “beneficial ownership” of any security that such person has the right to acquire within 60 days from the date of this filing.

ITEM 5                                DIRECTORS AND EXECUTIVE OFFICERS

The following sets forth information about our directors and executive officers as of the date of this report:

Name	Age	Title	Term Commencing
Jeanette Lucas	58	President, Director	April 2012
Brynn Gibbs	26	Secretary	May 2012

Duties, Responsibilities and Experience

Jeanette Lucas, age 58, President and Director: Director of Online Internet Network, Inc. since April 2012.  From February 2008 to Present, Ms. Lucas works as a Private Duty Nurse and Registered Nurse for Bell Enterprises. N Ms. Lucas worked as a Registered Nurse at Loma Linda University Medical Center in Loma Linda California from 1974 to September 1997. From June 1995 to December 2004 Ms. Lucas was a Private Business Owner with Quixtar/Amway. From September 1997 to December 1999, Ms. Lucas was the Director of Operations and Office Manager of James Lucas D.D.S. in Riverside. Ms. Lucas obtained her A.A. Degree and Registered Nursing Degree from the San Bernardino Valley College in San Bernardino, California. Ms. Lucas’ 30 year experience as a Registered Nurse and with patient care, management and private duty nursing has led us to the conclusion that she would be a capable and knowledgeable Director. Her ability to work with people and manage complex processes will be beneficial to the company.

Brynn Gibbs, age 26, Secretary: joined Online Internet Network, Inc. in May 2012 and serves as Secretary. Prior to joining Sport Tech, from August 2010 to May 2012, Ms. Gibbs worked at Reputation Impression as Operations Manager in San Diego, CA. From September 2009 to present Ms. Gibbs works as Chief Executive Officer and Designer of Solana Sunwear. From 2008 to 2009 she was the IRA Account Manager at Stone Equity Group. She also has volunteered with the National Parks Conservation Association as well as the Salvation Army. Ms. Gibbs received her B.A. from California State University, Fresno in 2008. She majored in Communication with an emphasis in Public Relations.

Family Relationships

There are no family relationships among any of our officers or directors.

Code of Ethics

On July 26, 2012, the company adopted a Code of Ethics for directors, officers and employees of the Company. A copy of the Code of Ethics was filed as Exhibit 14 to the Form 10Q/A filed August 23, 2012.

Corporate Governance

We currently do not have standing audit, nominating and compensation committees of the board of directors, or committees performing similar functions. Until formal committees are established, our entire board of directors performs the same functions as an audit, nominating and compensation committee.

Limitation of Liability of Directors

Pursuant to the Nevada General Corporation Law, our Articles of Incorporation exclude personal liability for our Directors for monetary damages based upon any violation of their fiduciary duties as Directors, except as to liability for any breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, or any transaction from which a Director receives an improper personal benefit. This exclusion of liability does not limit any right which a Director may have to be indemnified and does not affect any Director’s liability under federal or applicable state securities laws. We have agreed to indemnify our directors against expenses, judgments, and amounts paid in settlement in connection with any claim against a Director if he acted in good faith and in a manner he believed to be in our best interests.

Election of Directors and Officers

Directors are elected to serve for a 3 year term and until their successors have been elected and qualified. Officers are appointed to serve until the meeting of the Board of Directors following the next annual meeting of stockholders and until their successors have been elected and qualified.

Director Nomination Procedures

Generally, nominees for Directors are identified and suggested by the members of the Board or management using their business networks.  The Board has not retained any executive search firms or other third parties to identify or evaluate director candidates in the past and does not intend to in the near future.  In selecting a nominee for director, the Board or management considers the following criteria:

1.
Whether the nominee has the personal attributes for successful service on the Board such as demonstrated character and integrity; experience at a strategy/policy setting level; managerial experience dealing with complex problems; an ability to work effectively with others; and sufficient time to devote to the affairs of the Company;

2.
Whether the nominee has been the chief executive officer or senior executive of a public company or a leader of a similar organization, including industry groups, universities or governmental organizations;

3.
Whether the nominee, by virtue of particular experience, technical expertise or specialized skills or contacts relevant to the Company’s current or future business, will add specific value as a Board member.

4.	Whether there is any other factors related to the ability and willingness of a new nominee to serve or an existing Board member to continue his service.

The Board or management has not established any specific minimum qualifications that a candidate for director must meet in order to be recommended for Board membership.  Rather, the Board or management will evaluate the mix of skills and experience that the candidate offers, consider how a given candidate meets the Board’s current expectations with respect to each such criterion, and make a determination regarding whether a candidate should be recommended to the stockholders for election as a Director.  During 2012, the Company appointed Ms. Jeanette Lucas as Director of the Company.

The Company will consider for inclusion in its nominations of new Director nominees proposed by stockholders who have held at least 1% of the outstanding voting securities of the Company for at least one year.  Board candidates referred by such stockholders will be considered on the same basis as Board candidates referred from other sources.  Any stockholder who wishes to recommend for the Company’s consideration a prospective nominee to serve on the Board of Directors may do so by giving the candidate’s name and qualifications in writing to the Company’s Secretary at the following address:  8589 Aero Drive, Suite 200, San Diego, CA 92123

Involvement in Certain Legal Proceedings

To the best of our knowledge, none of our directors or executive officers has, during the past five years:

•	been convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offences);

•
had any bankruptcy petition filed by or against the business or property of the person, or of any partnership, corporation or business association of which he was a general partner or executive officer, either at the time of the bankruptcy filing or within two years prior to that time;

•
been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or federal or state authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting, his involvement in any type of business, securities, futures, commodities, investment, banking, savings and loan, or insurance activities, or to be associated with persons engaged in any such activity;

•
been found by a court of competent jurisdiction in a civil action or by the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

•
been the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated (not including any settlement of a civil proceeding among private litigants), relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

•
been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires executive officers and directors, and persons who beneficially own more than ten percent of an issuer's common stock that has been registered under Section 12 of the Exchange Act, to file initial reports of ownership and reports of changes in ownership with the SEC.

Executive officers, directors and greater-than-ten-percent beneficial owners are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based upon a review of the copies of such forms furnished to us and written representations from our executive officers and Directors, we believe that as of the date of this filing they were current in their filings.

ITEM 6                      EXECUTIVE COMPENSATION

Overview of Compensation Program

We currently have not appointed members to serve on the Compensation Committee of the Board of Directors. Until a formal committee is established, our entire Board of Directors has responsibility for establishing, implementing and continually monitoring adherence with the Company’s compensation philosophy.  The Board of Directors ensures that the total compensation paid to the executives is fair, reasonable and competitive.

Compensation Philosophy and Objectives

The Board of Directors believes that the most effective executive compensation program is one that is designed to reward the achievement of specific annual, long-term and strategic goals by the Company and that aligns executives’ interests with those of the stockholders by rewarding performance above established goals, with the ultimate objective of improving stockholder value.  As a result of the size of the Company and only having four executive officers, the Board evaluates both performance and compensation on an informal basis.  Upon hiring additional executives, the Board intends to establish a Compensation Committee to evaluate both performance and compensation to ensure that the Company maintains its ability to attract and retain superior employees in key positions and that compensation provided to key employees remains competitive relative to the compensation paid to similarly-situated executives of peer companies.  To that end, the Board believes executive compensation packages provided by the Company to its executives, including the named executive officers should include both cash and stock-based compensation that reward performance as measured against established goals.

Role of Executive Officers in Compensation Decisions

The Board of Directors makes all compensation decisions for, and approves recommendations regarding equity awards to, the executive officers and Directors of the Company.  Decisions regarding the non-equity compensation of other employees of the Company are made by management.

Summary Compensation

During the year ended March 31, 2012, Mr. Andrew Widme and Ms. Nicole Widme, the former executives, did not receive compensation for their roles associated as the Company’s officers. As of March 31, 2012, the current executives received compensation totaling $0. However, subsequent to March 31, 2012, the Company agreed to pay Ms. Gibbs a monthly salary of $4,000 for her role as the Company’s Secretary.

SUMMARY COMPENSATION TABLE

The table below summarizes the total compensation paid to or earned by our Executive Officers, for the last two fiscal years ended March 31 2012 and 2011.

SUMMARY COMPENSATION TABLE
Name and Principal Positions	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compen-sation ($)	Non-qualified Deferred Compensation Earnings ($)	All Other Compen-sation ($)	Total ($)
Jeanette Lucas
President(1)	2012	-0-	-0-	-0-	-0-	-0-	-0-	-0-	$0

Brynn Gibbs
Secretary (2)	2012	-0-	-0-	-0-	-0-	-0-	-0-	-0-	$0

Andrew Widme
Former CEO and President(3)	2012	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-
	2011	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-

Nicole Widme
Former Secretary (4)(5)	2012	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-
	2011	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-

Brandon Lane
President of Former Subsidiary (6)	2012	$60,500	-0-	-0-	-0-	-0-	-0-	-0-	$60,500
	2011	$14,500	-0-	-0-	-0-	-0-	-0-	-0-	$14,500

(1)	Ms. Lucas was elected as President on May 22, 2012
(2)	Ms. Gibbs was elected Secretary on May 22, 2012
(3)	Mr. Widme resigned on May 22, 2012
(4)	Ms. Widme resigned on May 22, 2012
(5)	Mr. Widme and Ms Widme are husband and wife.
(6)	Mr. Lane is the President of Squareroot, Inc. a former subsidiary of the Company.

Employment Agreements

The Company did not enter into any employment agreements during the year ended March 31, 2012, or the period ended September 30, 2012.

Termination of Employment

There are no compensatory plans or arrangements, including payments to be received from the Company, with respect to any person that would in any way result in payments to any such person because of his resignation, retirement, or other termination of such person’s employment with the Company or its subsidiaries, or any change in control of the Company, or a change in the person’s responsibilities following a change in control of the Company, except with respect to a breach of contract on the part of the Company.

ITEM 7                      CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

Related Transactions and Certain Relationships

On September 29, 2010, the Company executed a line of credit in the amount of $100,000 with Andrew Widme. The line of credit carries an annual interest rate of 6% and has a term of three years, at which the entire outstanding balance of principal and interest is due in full. In the event of default, the line of credit will bear interest at 10% per annum. As of March 31, 2012, an amount of $41,081 had been used for general corporate purposes with a remaining balance of $58,919 available. Accrued interest payable as of March 31, 2012 was $918.

On November 29, 2010, the Company executed a line of credit in the amount of $50,000 with Andrew Widme. The line of credit carries an annual interest rate of 6% and has a term of three years, at which the entire outstanding balance of principal and interest is due in full. In the event of default, the line of credit will bear interest at 10% per annum. As of March 31, 2012, an amount of $50,000 had been used for general corporate purposes with a remaining balance of $0 available. Accrued interest payable as of March 31, 2012 was $2,719.

For the twelve months ended March 31, 2012, the interest expense was $3,357. During the period from Inception (July 28, 2010) through March 31, 2011, interest expense was $280.

Subsequent to period ended March, 31, 2012, during the two month period ended May 31, 2012, the Company received an additional $8,500 from Andrew Widme as a draw on the line of credit which is due in November 2013.

On June 1, 2012, the Company executed a line of credit in the amount of $100,000 with an officer and director of the Company. The line of credit carries an annual interest rate of 6% and has a term of four years, at which the entire outstanding balance of principal and interest is due in full. In the event of default, the line of credit will bear interest at 10% per annum. As of June 30, 2012, an amount of $8,700 had been used for general corporate purposes with a remaining balance of $91,300 available. Accrued interest payable as of June 30, 2012 was $18.

During the three months ended June 30, 2012 and 2011, interest expense was $1,521 and $455, respectively.

Director Independence

We currently do not have any independent directors, as the term “independent” is defined in Section 803A of the NYSE Amex LLC Company Guide. Since the OTCQB does not have rules regarding director independence, the Board makes its determination as to director independence based on the definition of “independence” as defined under the rules of the New York Stock Exchange (“NYSE”) and American Stock Exchange (“Amex”).

ITEM 8                      LEGAL PROCEEDINGS

From time to time, we may become involved in various lawsuits and legal proceedings which arise in the ordinary course of business. However, litigation is subject to inherent uncertainties, and an adverse result in these or other matters may arise from time to time that may harm our business. We are not presently a party to any material litigation, nor to the knowledge of management is any litigation threatened against us that may materially affect us.

ITEM 9                      MARKET PRICE OF AND DIVIDENDS ON THE REGISTRANT’S COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

Market Information

Our common stock is quoted on the OTC Markets Quotation Board (OTC:QB) under the symbol “ONIN.”

Historically, there has not been an active trading market for our common stock. We have been eligible to participate in the OTC:QB since April 18, 2012.

2012 BID PRICES
	High	Low
4th Quarter	$0.00	$0.00

Without an active public trading market, a stockholder may not be able to liquidate their shares. If a market does develop, the price for our securities may be highly volatile and may bear no relationship to our actual financial condition or results of operations. Factors we discuss in this report, including the many risks associated with an investment in our securities, may have a significant impact on the market price of our common stock.

The ability of individual stockholder to trade their shares in a particular state may be subject to various rules and regulations of that state. A number of states require that an issuer's securities be registered in their state or appropriately exempted from registration before the securities are permitted to trade in that state. Presently, we have no plans to register our securities in any particular state.

Holders of Common Stock

As of October 1, 2012, we had 36 stockholders of record of the 15,678,840 shares outstanding.

Dividends

The payment of dividends is subject to the discretion of the Company’s Board of Directors and will depend, among other things, upon our earnings, our capital requirements, our financial condition, and other relevant factors. We have not paid nor declared any dividends on our common stock since our inception and, by reason of our present financial status and our contemplated financial requirements, do not anticipate paying any dividends in the foreseeable future.

We intend to reinvest any earnings in the development and expansion of our business. Any cash dividends in the future to common stockholders will be payable when, as and if declared by our Board of Directors, based upon the Board’s assessment of:

•	our financial condition;
•	earnings;
•	need for funds;
•	capital requirements;
•	prior claims of preferred stock to the extent issued and outstanding; and
•	other factors, including any applicable laws.

Therefore, there can be no assurance that any dividends on the common stock will ever be paid.

Securities Authorized for Issuance under Equity Compensation Plans

The Company has not adopted an Equity Compensation Plan.

ITEM 10                      RECENT SALES OF UNREGISTERED SECURITIES

Stock Issuances

In May of 2011, we issued 240 shares (post-split) of restricted common stock to Daniel Van Ness pursuant to his capital investment of $200.

In February 13, 2012, we issued 720,000 shares (post-split) of restricted common stock to SLI pursuant to Rule 701 (c)(2) as payment towards services rendered to the Company, valued at $12,000.

During the year ended March 31, 2012, and quarters ended June 30, and September 30, 2012, there have been no other issuances of common stock.

Issuer Purchases of Equity Securities

The Company did not repurchase any of its equity securities during the year ended March 31, 2012.

ITEM 11                      DESCRIPTION OF REGISTRANT’S SECURITIES TO BE REGISTERED

Common Stock

Our Certificate of Incorporation authorizes the issuance of 150,000,000 shares of common stock, par value $0.0001 per share. Holders of shares of common stock are entitled to one vote for each share on all matters to be voted on by the stockholders. Holders of common stock do not have cumulative voting rights. Holders of common stock are entitled to share ratably in dividends, if any, as may be declared from time to time by the Board of Directors in its discretion from funds legally available therefore. In the event of our liquidation, dissolution, or winding up, the holders of common stock are entitled to share pro rata all assets remaining after payment in full of all liabilities. All of the outstanding shares of common stock are fully paid and non-assessable. Holders of common stock have no preemptive rights to purchase our common stock. There are no conversion or redemption rights or sinking fund provisions with respect to the common stock. We refer you to our Certificate of Incorporation, Bylaws and the applicable provisions of the Delaware General Corporation Law for a more complete description of the rights and liabilities of holders of our securities.

ITEM 12                       INDEMNIFICATION OF DIRECTORS AND OFFICERS

Pursuant to the Nevada General Corporation Law, our Articles of Incorporation exclude personal liability for our Directors for monetary damages based upon any violation of their fiduciary duties as Directors, except as to liability for any breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, or any transaction from which a Director receives an improper personal benefit. This exclusion of liability does not limit any right which a Director may have to be indemnified and does not affect any Director’s liability under federal or applicable state securities laws. We have agreed to indemnify our directors against expenses, judgments, and amounts paid in settlement in connection with any claim against a Director if he acted in good faith and in a manner he believed to be in our best interests.

ITEM 13                      FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

The Financial Statements and Notes to Financial Statements from the following filings are hereby incorporated by reference:

•	Annual Report on Form 10K/A, filed July 16, 2012; and

•	Quarterly Report on Form 10Q/A filed on August 23, 2012.

ITEM 14                      CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING DISCLOSURE

We have had no disagreements with our independent auditors on accounting or financial disclosures.

ITEM 15                      FINANCIAL STATEMENTS AND EXHIBITS

The Financial Statements and Notes to Financial Statements from the following filings are hereby incorporated by reference:

•	Annual Report on Form 10K/A, filed July 16, 2012; and

•	Quarterly Report on Form 10Q/A, filed on August 23, 2012.

Section 8 - Other Events

Item 8.01- Other Events

On July 26, 2012 the Company’s Board of Director’s adopted certain codes and policies, copies of which are attached to the Form 10Q/A filed August 23, 2012, as exhibits as follows:

1.	Code of Ethics- Exhibit 14

2.	Insider Trading Policy Exhibit 91

3.	Corporate Disclosure Policy- Exhibit 92

Additionally, in order to further its business plan, on October 2, 2012, the Company entered into a, Services Agreement (“Services Agreement”) with Quick Fuse Media, LLC, a Massachusetts limited liability company (“Qfuse”), for the production and maintenance of Quick Response codes (“QR codes”) and mobile websites for its clients. A QR code is the trademark for a type of matrix barcode, or two-dimensional code, which will be utilized on the Company’s marketing materials and displays to promote their business interests. Infogroup will provide tracking and real-time reporting of QR codes, in order to analyze the results on a monthly basis. Qfuse will also provide service and on-demand support for technical issues related to using its Qfuse application, as well as consultation with regards to QR codes and mobile websites within marketing materials. The Company agreed to an account with 100 codes at rate of $5.00 per code, which will cost $500.00 on a monthly basis.

Section 9 – Financial Statements and Exhibits

Item 9.01 Exhibits

Incorporated by reference
Exhibit Number	Exhibit Description	Filed Herewith	Form	Period ending	Exhibit	Filing date
3(i)(a)	Amended and Restated Articles of Incorporation of Online Internet Network, Inc.		8-K		3(i)(a)	5/30/12
3(ii)(a)	Bylaws of Online Internet Network, Inc.		S-1		3(ii)(a)	7/01/11
10.1	Master License and Services Agreement between Online Internet Network, Inc. and Infogroup, Inc. – Dated October 1, 2012	X
99.1	Press Release- Announcing Revenues, dated October 3, 2012	X

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ONLINE INTERNET NETWORK, INC.

By: /S/ Jeanette Lucas
Jeanette Lucas, President

Date:  October 5, 2012